SUMMARY PROSPECTUS September 28, 2016

MFS® Blended Research® Small Cap Equity Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated September 28, 2016, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A	BRSDX
Class B	BRSBX
Class C	BRSHX
Class I	BRSJX
Class 529A	BRSNX
Class 529B	BRSQX
Class 529C	BRSWX
Class R1	BRSPX
Class R2	BRSSX
Class R3	BRSTX
Class R4	BRSUX
Class R6 (Formerly Class R5)	BRSYX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A		529A	B AND 529B	C AND 529C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	None	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	529A	529B	529C	R1	R2	R3	R4	R6
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.25%	1.00%	1.00%	1.00%	0.50%	0.25%	None	None
Other Expenses	5.49%	5.49%	5.49%	5.49%	5.59%	5.59%	5.59%	5.49%	5.49%	5.49%	5.49%	5.48%
Total Annual Fund Operating Expenses	6.39%	7.14%	7.14%	6.14%	6.49%	7.24%	7.24%	7.14%	6.64%	6.39%	6.14%	6.13%
Fee Reductions and/or Expense Reimbursements[1]	(5.40)%	(5.40)%	(5.40)%	(5.40)%	(5.45)%	(5.45)%	(5.45)%	(5.40)%	(5.40)%	(5.40)%	(5.40)%	(5.43)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.99%	1.74%	1.74%	0.74%	1.04%	1.79%	1.79%	1.74%	1.24%	0.99%	0.74%	0.70%

#	This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.
1

MFS Fund Distributors, Inc., has agreed in writing to waive the program management fee for each of the fund’s Class 529A, Class 529B, and Class 529C shares to 0.05% of the class’ average daily net assets attributable to each share class annually. This written agreement will expire on September 30, 2017, unless MFS Fund Distributors, Inc., elects to extend the waiver. Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that ‘‘Total Annual Fund Operating Expenses” do not exceed 0.99% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 1.74% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.74% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.24% of the class’ average daily net assets annually for Class R2 shares, 0.70% of the class’ average daily net assets annually for Class R6 shares, 1.04% of the class’ average daily net assets annually for Class 529A shares, and 1.79% of the class’ average daily net asset annually for each of Class 529B and Class 529C shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least September 30, 2017.

BRS-SUM-092816

MFS Blended Research Small Cap Equity Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$670	$1,906	$3,107	$5,967
Class B Shares assuming
redemption at end of period	$577	$1,917	$3,191	$6,085
no redemption at end of period	$177	$1,620	$3,002	$6,085
Class C Shares assuming
redemption at end of period	$277	$1,620	$3,002	$6,207
no redemption at end of period	$177	$1,620	$3,002	$6,207
Class I Shares	$76	$1,341	$2,578	$5,550
Class 529A Shares	$675	$1,928	$3,144	$6,028
Class 529B Shares assuming
redemption at end of period	$582	$1,939	$3,228	$6,145
no redemption at end of period	$182	$1,643	$3,040	$6,145
Class 529C Shares assuming
redemption at end of period	$282	$1,643	$3,040	$6,266
no redemption at end of period	$182	$1,643	$3,040	$6,266
Class R1 Shares	$177	$1,620	$3,002	$6,207
Class R2 Shares	$126	$1,482	$2,793	$5,888
Class R3 Shares	$101	$1,412	$2,686	$5,721
Class R4 Shares	$76	$1,341	$2,578	$5,550
Class R6 Shares	$72	$1,336	$2,572	$5,541

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  For the period from the fund’s commencement of operations on September 15, 2015 to the fund’s fiscal year end of May 31, 2016, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets in equity securities of issuers with small market capitalizations. MFS generally defines small market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell 2000® Index (the “Index”) over the last 13 months at the time of purchase. As of August 31, 2016, the range of the market capitalizations of the issuers in the Index was between $10.7 million and $4.7 billion.

Equity securities include common stocks, equity interests in real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in foreign securities.

MFS normally allocates the fund’s investments across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single or small number of industries or sectors.

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer.  MFS uses quantitative analysis to determine a quantitative rating for an issuer. MFS then constructs the portfolio considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors, with a goal of constructing a portfolio with a target predicted tracking error of approximately 3% compared to the Index.  Tracking error generally measures how the differences between the fund’s monthly returns and the Index’s monthly returns have varied over a specified time period.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Investment Strategy Risk:  There is no assurance that the fund will meet its target predicted tracking error over the long term or for any year or period of years, or that the fund’s predicted tracking error and actual tracking error will be similar.  The fund’s strategy to target a predicted tracking error of approximately 3% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.

Small Cap Risk:  The stocks of small cap companies can be more volatile and their shares can be less liquid than those of larger companies.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions.

MFS Blended Research Small Cap Equity Fund

These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Real Estate Investment Trust Risk: The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors.  The securities of smaller real estate-related issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.

Industry and Sector Focus Risk:  Issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions.  If MFS invests a significant percentage of the fund’s assets in issuers within an industry or sector, the fund’s performance will be affected by conditions in that industry or sector.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Investments selected using quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Performance Information

The bar chart and performance table are not included because the fund has not had a full calendar year of operations.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Matthew W. Krummell	2015	Investment Officer of MFS
James C. Fallon	2015	Investment Officer of MFS
Jonathan W. Sage	2015	Investment Officer of MFS
John E. Stocks	2015	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None
Class 529A, Class 529B, Class 529C	None – automatic investment plans $250 – other accounts	None

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.